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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2005

                      SELIGMAN QUALITY MUNICIPAL FUND, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

               811-6100                                 13-3566939
       (Commission File Number)             (I.R.S. Employer Identification No.)

     100 Park Avenue, New York, NY                        10017
(Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: 212-850-1864

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The Board of Directors of the Registrant adopted Amended and Restated Bylaws effective as of November 17, 2005. The Amended and Restated Bylaws are attached to this Current Report on Form 8-K as Exhibit 3.2, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The letter attached to this Current Report on Form 8-K as Exhibit 99.1 was sent on behalf of the Registrant on November 17, 2005, and is incorporated herein by reference.

On November 17, 2005, the Registrant published the press release attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.       Description
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3.2               Amended and Restated Bylaws of Seligman Quality Municipal
                  Fund, Inc., effective as of November 17, 2005

99.1              Letter to Phillip Goldstein dated November 17, 2005

99.2              Press release dated November 17, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SELIGMAN QUALITY MUNICIPAL FUND, INC.

Date: November 17, 2005                    By: /s/ Lawrence P. Vogel
                                               ---------------------------------
                                                   Lawrence P. Vogel
                                                   Vice President and Treasurer